Note 1. Operations and Summary of Significant Accounting Policies: Cash and Cash Equivalents, Policy (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Cash and Cash Equivalents, Policy

E.         Cash and Cash Equivalents – The Company has cash on deposit primarily in one financial institution which, at times, may be in excess of FDIC insurance limits.

For purposes of the statements of cash flows, the Company considers all certificates of deposit with initial maturities of 90 days or less to be cash equivalents.

Restricted cash consists of one certificate of deposit and corresponding accrued interest which was held as collateral with a performance bond on behalf of one of the Company’s licensees at December 31, 2014.  The restricted cash performance bond was released by the Company’s licensee due to the completion of the contract period in September 2015.